                  THE MALAYSIA FUND, INC.
-------------------------------------------------------------------------------

DIRECTORS AND OFFICERS



Barton M. Biggs                          Dato Malek Merican
CHAIRMAN OF THE BOARD                    DIRECTOR
OF DIRECTORS
                                         William G. Morton, Jr.
Michael F. Klein                         DIRECTOR
PRESIDENT AND DIRECTOR
                                         Stefanie V. Chang
Peter J. Chase                           VICE PRESIDENT
DIRECTOR
                                         Harold J. Schaaff, Jr.
John W. Croghan                          VICE PRESIDENT
DIRECTOR
                                         Joseph P. Stadler
David B. Gill                            VICE PRESIDENT
DIRECTOR
                                         Valerie Y. Lewis
Graham E. Jones                          SECRETARY
DIRECTOR
                                         Joanna M. Haigney
John A. Levin                            TREASURER
DIRECTOR
                                         Belinda A. Brady
                                         ASSISTANT TREASURER

-------------------------------------------------------------------------------

U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
-------------------------------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER

Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lampur, Malaysia
-------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
-------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
-------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

-------------------------------------------------------------------------------

                            THE
                       MALAYSIA FUND,
                            INC.

-------------------------------------------------------------------------------

                        ANNUAL REPORT
                      DECEMBER 31, 1997
             MORGAN STANLEY ASSET MANAGEMENT INC.
                      INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

For the year ended December 31, 1997, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -72.89% compared to -68.71% for the U.S. dollar adjusted Kuala Lumpur Stock Exchange Index (the "Index"). For the period since the Fund's commencement of operations on May 4, 1987 through December 31, 1997, the Fund's total return, based on net asset value per share, was -14.71% compared to -2.81% for the Index. On December 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $6.56, representing a 30.2% premium to the Fund's net asset value per share.

The devaluation of the Thai baht on July 2, 1997 sparked off a wave of contagion currency devaluations in the region which led to a major breakdown in economic fundamentals and investor confidence that left many regional markets in shambles at the end of the year. The Malaysian market as represented by the Index in dollar terms fell by 68.8% in 1997. The ringgit depreciated 35.0% over the same period. The downturn in the market was initially precipitated by a change in Bank Negara's position at the end of March to tighten monetary conditions in the country by reducing bank lending to unproductive industries such as property and share financing. The market's slump was further exacerbated by Prime Minister Mahathir's move to restrict the sale of Index stocks in August. The ensuing exodus of foreign investors as a result of this action created massive panic selling on both the stock and currency markets. This continued despite a reversal in Mahathir's policy. Notwithstanding efforts by the Malaysian government to gain investor confidence, the market succumbed to further selling pressure on fears of possible imposition of capital controls following Mahathir's sharp criticism of currency speculators.

In the midst of the downward spiral in investor confidence and share prices, only multi-national companies with financially strong majority shareholders and balance sheets that were not directly tied to the local currency, and companies whose businesses are not generally adversely affected by the currency devaluation (for example, palm oil, tobacco and liquor related companies) managed to emerge relatively unscathed during this tumultuous period.

After slightly more than a decade of above 8% GDP growth, Malaysia has begun to show signs of economic fatigue as regional economies deteriorate under the weight of massive currency devaluations, high interest rates and rising corporate bankruptcies. GDP for Malaysia slowed from 8% in the first quarter of 1997 to under 7% in the fourth quarter. GDP growth is projected to descend to 3% in 1998. The only sector which is expected to show sustained vigor is the export sector of which the manufacturing industry is a major contributor.

After staying at around the 3% level for the past five years, inflation, as measured by the CPI, is expected to rise sharply to possibly 6% in 1998 following the sharp decline in the ringgit. Price increases, however, are expected to be mitigated by product substitution, sluggish domestic demand and price control for certain items.

The Fund's performance was impinged by the sharp decline in the price of certain of its portfolio securities, namely the non-Index construction, manufacturing and insurance stocks, caused by the heavy selling pressure of such stocks when the government imposed restrictions on the sale of Index component stocks. The inability of the Fund to overweigh key component stocks such as securities of Petronas, Tenaga and Telkom, due to diversification limits, further hampered its efforts to recover from poor performance.

Although the Fund is permitted to temporarily increase its cash position above 20% during periods of market volatility, it remains the policy of the Fund, consistent with the Fund's long-term investment objectives of providing investors with exposure to a diversified portfolio of Malaysian securities, to remain invested in Malaysian equity securities, even during periods of market volatility and market downturns.

The Fund will continue to adopt a defensive posture by investing in stocks of companies with high quality management, strong cash flow and resilient income stream. The Fund, however, will remain vigilant for signs of a market bottom but current economic trends do not reflect an immediate reversal in the market downtrend.

Finally, this is to inform you that effective January 1, 1998, Joseph Tern, a Principal of Morgan Stanley Asset Management Inc. (MSAM) has assumed primary responsibility for the day-to-day management of the Fund's assets. Mr. Tern joined MSAM's Singapore office in 1992 as a portfolio manager specializing in the Singapore, Malaysia and Indonesia markets. Prior to joining MSAM, Mr. Tern spent over four years at UOB Asset Management where he managed unit trusts and institutional accounts. Mr. Tern is a Chartered Financial Analyst and holds a Bachelors degree in Accountancy (honors) from the National University of Singapore.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Joseph Tern

Joseph Tern
PORTFOLIO MANAGER

January 1998

The Malaysia Fund, Inc.
Investment Summary as of December 31, 1997 (Unaudited)

-----------------------------------------------------------------------------
                                         TOTAL RETURN (%)
HISTORICAL     --------------------------------------------------------------
INFORMATION      MARKET VALUE (1)    NET ASSET VALUE (2)      INDEX (3)
               -------------------  --------------------  -------------------
                           AVERAGE              AVERAGE               AVERAGE
               CUMULATIVE  ANNUAL   CUMULATIVE  ANNUAL    CUMULATIVE  ANNUAL
               ----------  -------  ----------  --------  ----------  -------
ONE YEAR         -61.09%   -61.09%    -72.89%    -72.89%     -68.71%   -68.71%
FIVE YEAR        -28.81+    -6.57+    -45.43+    -11.41+     -37.61     -9.00
TEN YEAR         102.54+     7.31+     25.43+      2.32+      46.19      3.87
SINCE INCEPTION*  11.05+     0.99+    -14.71+    -1.48+      -2.81     -0.27


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-----------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                               YEARS ENDED DECEMBER 31:

                             1987*    1988     1989      1990     1991     1992     1993     1994     1995      1996      1997
                            -------  -------  -------  -------  -------  -------  -------  ------   -------   -------   -------
Net Asset Value Per Share   $ 7.42   $ 8.98   $ 13.77  $ 12.41  $ 13.55  $ 16.28  $ 27.32  $ 18.57  $ 18.58   $ 19.29   $ 5.04
Market Value Per Share      $ 5.88   $ 7.50   $ 18.75  $ 11.38  $ 11.75  $ 16.25  $ 28.00  $ 17.38  $ 17.00   $ 17.50   $ 6.56
Premium/(Discount)           -20.8%   -16.5%     36.2%    -8.3%   -13.3%    -0.2%     2.5%    -6.4%    -8.5%     -9.3%    30.2%
Income Dividends            $ 0.15   $ 0.17    $ 0.11   $ 0.21   $ 0.07        -   $ 0.16   $ 0.02        -         -        -
Capital Gains Distributions      -        -         -        -        -        -   $ 1.13   $ 3.59   $ 0.84    $ 2.82   $ 0.51
Fund Total Return (2)       -32.20%   23.32%    54.57%   -8.35%    9.80%   20.15%   98.28%+ -18.87%    4.33%    19.93%  -72.89%
Index Total Return (3)      -33.54%   25.73%    57.91%  -10.02%    9.13%   20.19%   92.60%  -19.66%    3.05%    25.12%  -68.71%



(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Kuala Lumpur Stock Exchange (KLSE) Composite Index is a broad based capitalization weighted index of 100 stocks listed on the exchange, including dividends.
*    The Fund commenced operations on May 4, 1987.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

The Malaysia Fund, Inc.
Portfolio Summary as of December 31, 1997
-----------------------------------------------------------------------------
PORTFOLIO INVESTMENTS DIVERSIFICATION

                                   [CHART]

                      Equity Securities        89.8%
                      Short-Term Investments   10.2%

-----------------------------------------------------------------------------
SECTORS (UNAUDITED)

                                   [CHART]

                   Other                                  23.4%
                   Utilities - Electrical & Gas            8.2%
                   Telecommunications                      5.3%
                   Multi-Industry                          9.6%
                   Beverages & Tobacco                    15.3%
                   Broadcasting & Publishing               6.4%
                   Electrical & Electronics                3.3%
                   Energy Sources                          5.7%
                   Food & Household Products               3.2%
                   Leisure & Tourism                      12.2%
                   Miscellaneous Materials & Commodities   7.4%

-----------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                   [CHART]


                                      PERCENT OF
                                      NET ASSETS
                                      ----------
1.   Genting Bhd                        7.8%
2.   Tenaga Nasional Bhd                6.3
3.   Berjaya Sport Toto Bhd             5.7
4.   Rothmans of Pall Mall Bhd          5.4
5.   Telekom Malaysia Bhd               5.3
6.   New Straights Times Press Bhd      3.9
7.   Carlsberg Brewery Malaysia Bhd     3.9
8.   Golden Hope Plantations Bhd        3.7
9.   Petronas Gas Bhd                   3.7
10.  Sime Darby Bhd                     3.5
                                       -----
                                       49.2%
                                       -----
                                       -----


* Excludes short-term investments.

FINANCIAL STATEMENTS
---------------------------------------------------------------------------
STATEMENT OF NET ASSETS
---------------------------------------------------------------------------

DECEMBER 31, 1997

                                                                      VALUE
                                           SHARES                     (000)
---------------------------------------------------------------------------
MALAYSIAN COMMON STOCKS (90.1%)
(Unless otherwise noted)
---------------------------------------------------------------------------
BANKING (3.0%)
   Malayan Banking Bhd                    450,100               U.S.$ 1,307
   Southern Bank Bhd (Foreign)            250,000                       161
                                                                -----------
                                                                      1,468
                                                                -----------
---------------------------------------------------------------------------
BEVERAGES & TOBACCO (15.3%)
   Carlsberg Brewery Malaysia Bhd         597,000                     1,919
   Guinness Anchor Bhd                  1,050,000                     1,296
   R.J. Reynolds Bhd                    1,004,000                     1,639
   Rothmans of Pall Mall Bhd              339,000                     2,636
                                                                 ----------
                                                                      7,490
                                                                 ----------
---------------------------------------------------------------------------
BROADCASTING & PUBLISHING (6.3%)
   Nanyang Press Bhd                      350,000                       317
   New Straights Times Press Bhd        1,563,000                     1,937
   Star Publications                      743,000                       848
                                                                 ----------
                                                                      3,102
                                                                 ----------
---------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS (2.1%)
   Amway (Malaysia) Holdings Bhd          609,000                     1,010
                                                                 ----------
---------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (3.3%)
   Lityan Holdings Bhd                    625,000                     1,607
                                                                 ----------
---------------------------------------------------------------------------
ENERGY SOURCES (5.6%)
   Dialog Group Bhd                       559,000                       963
   Petronas Gas Bhd                       793,000                     1,804
                                                                 ----------
                                                                      2,767
                                                                 ----------
---------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (3.2%)
   Kentucky Fried Chicken Holdings Bhd    967,000                     1,566
(a)Kentucky Fried Chicken Holdings Bhd
   (Warrants), expiring 2/7/01            135,000                        14
                                                                 ----------
                                                                      1,580
                                                                 ----------
---------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (1.9%)
   Jaya Tiasa Holdings Bhd                500,000                       919
                                                                 ----------
---------------------------------------------------------------------------
INSURANCE (1.7%)
   Malaysian Assurance Alliance Bhd       424,000                       486
   Malaysian National Reinsurance Bhd     320,000                       329
                                                                 ----------
                                                                        815
                                                                 ----------
---------------------------------------------------------------------------
LEISURE & TOURISM (12.2%)
   Berjaya Group Bhd                    4,410,000                       896
   Genting Bhd                          1,536,000                     3,850
   Magnum Corp. Bhd                       500,000                       301
   Tanjong plc                            540,000                       895
                                                                 ----------
                                                                      5,942
                                                                 ----------
---------------------------------------------------------------------------
MACHINERY & ENGINEERING (0.5%)
   United Engineers Bhd                   317,000                       264
                                                                 ----------
METALS - NON-FERROUS (2.7%)
   MNI Holdings Bhd                       980,000                     1,336
                                                                 ----------
---------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES (7.4%)
   AIC Corp. Bhd                           75,000                       136
   Golden Hope Plantations Bhd          1,588,000                     1,837
   Hap Seng Consolidated Bhd              600,000                       741
   IOI Corporation Bhd                  2,850,000                       923
                                                                 ----------
                                                                      3,637
                                                                 ----------
---------------------------------------------------------------------------
MULTI-INDUSTRY (9.5%)
   Berjaya Sport Toto Bhd               1,100,000                     2,814
   Killinghall Bhd                        260,000                       149
   Sime Darby Bhd                       1,776,400                     1,708
                                                                 ----------
                                                                      4,671
                                                                 ----------
---------------------------------------------------------------------------
TELECOMMUNICATIONS (5.3%)
   Telekom Malaysia Bhd                   875,000                     2,587
                                                                 ----------
---------------------------------------------------------------------------
TRANSPORTATION - SHIPPING (2.0%)
   Diperdana Corporation Bhd              109,000                        58
   Halim Mazmin Bhd                       245,000                       189
   Malaysian International Shipping
    Bhd (Foreign)                         500,000                       733
                                                                  ---------
                                                                        980
                                                                  ---------
---------------------------------------------------------------------------
UTILITIES - ELECTRICAL & GAS (8.1%)
   Malakoff Bhd                           425,000                       885
   Tenaga Nasional Bhd                  1,450,000                     3,094
                                                                  ---------
                                                                      3,979
                                                                  ---------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$87,766)
                                                                     44,154
                                                                  ---------
---------------------------------------------------------------------------
                                          FACE
                                        AMOUNT
                                         (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (9.8%)
---------------------------------------------------------------------------
REPURCHASE AGREEMENT (9.8%)
 Chase Securities, Inc., 5.95%,
   dated 12/31/97, due 1/2/98, to be
   repurchased at U.S.$4,805,
   collateralized by U.S.$4,855,
   United States Treasury Notes,
   5.625%, due 2/15/06, valued at
   U.S.$4,905 (Cost U.S.$4,803)         U.S.$    4,803                 4,803
                                                                   ---------
----------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.


                                            FACE
                                           AMOUNT                      VALUE
                                            (000)                      (000)
----------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (0.4%)
   Malaysian Ringgit
   (Cost U.S.$214)             MYR            835               U.S.$    215
                                                              --------------
----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
    (Cost U.S.$92,783)                                                49,172
                                                              --------------
----------------------------------------------------------------------------
OTHER ASSETS (0.9%)
   Cash                                 U.S.$   1
   Dividends Receivable                       226
   Receivable for Investments Sold            217
   Interest Receivable                          1
   Other Assets                                13                        458
                                      -----------             --------------
----------------------------------------------------------------------------
LIABILITIES (-1.2%)
  Payable For:
   Investments Purchased                     (386)
   Professional Fees                          (48)
   U.S. Investment Advisory Fees              (44)
   Shareholder Reporting Expenses             (41)
   Director's Fees and Expenses               (20)
   Custodian Fees                             (17)
   Malaysian Investment Advisory Fees         (14)
   Administrative Fees                        (10)
   Other Liabilities                           (2)                        (582)
                                      ------------              --------------
------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 9,732,966, issued and
    outstanding U.S.$0.01 par value
    shares (20,000,000 shares authorized)                       U.S.$   49,048
                                                                --------------
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       U.S.$     5.04
                                                                --------------
------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
   Common Stock                                                 U.S.$       97
   Capital Surplus                                                     121,159
   Accumulated Net Investment Loss                                        (89)
   Distributions in Excess of Net Realized Gain                       (28,492)
   Unrealized Depreciation on Investments and
      Foreign Currency Translations                                   (43,627)
                                                                --------------
------------------------------------------------------------------------------
TOTAL NET ASSETS                                                U.S.$   49,048
                                                                --------------
                                                                --------------
------------------------------------------------------------------------------

(a) - Non-income producing

December 31, 1997 exchange rate - Malaysian Ringgit (MYR) 3.890 = U.S. $1.00.

       The accompanying notes are an integral part of the financial statements.


                                                                YEAR ENDED
                                                             DECEMBER 31, 1997
STATEMENT OF OPERATIONS                                            (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends................................................   U.S.$      2,427
   Interest.................................................                257
   Less: Foreign Taxes Withheld.............................               (694)
--------------------------------------------------------------------------------
    Total Income............................................              1,990
--------------------------------------------------------------------------------
EXPENSES
   U.S. Investment Advisory Fees............................                949
   Malaysian Investment Advisory Fees.......................                229
   Administrative Fees......................................                212
   Custodian Fees...........................................                166
   Shareholder Reporting Expenses...........................                112
   Professional Fees........................................                 65
   Directors' Fees and Expenses.............................                 27
   Transfer Agent Fees......................................                 14
   Other Expenses...........................................                 29
--------------------------------------------------------------------------------
    Total Expenses..........................................              1,803
--------------------------------------------------------------------------------
     Net Investment Income..................................                187
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold...............................             28,492)
   Foreign Currency Transactions............................               (234)
--------------------------------------------------------------------------------
     Net Realized Loss......................................            (28,726)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     Depreciation on Investments............................           (105,230)
     Depreciation on Foreign Currency Translations..........                (15)
--------------------------------------------------------------------------------
         Change in Unrealized Appreciation/Depreciation.....           (105,245)
--------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized............           (133,971)
--------------------------------------------------------------------------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS      U.S.$   (133,784)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      YEAR ENDED               YEAR ENDED
                                                                   DECEMBER 31, 1997        DECEMBER 31, 1996
STATEMENT OF CHANGES IN NET ASSETS                                      (000)                    (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net Investment Income (Loss). . . . . . . . . . . . . . . .   U.S.$          187       U.S.$        (378)
     Net Realized Gain (Loss). . . . . . . . . . . . . . . . . .              (28,726)                 33,877
     Change in Unrealized Appreciation/Depreciation. . . . . . .             (105,245)                    822
--------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting
        from Operations. . . . . . . . . . . . . . . . . . . . .             (133,784)                 34,321
--------------------------------------------------------------------------------------------------------------
Distributions:
     Net Realized Gain . . . . . . . . . . . . . . . . . . . . .                   --                 (27,444)
     In Excess of Net Realized Gain. . . . . . . . . . . . . . .               (4,930)                     --
--------------------------------------------------------------------------------------------------------------
     Total Distributions . . . . . . . . . . . . . . . . . . . .               (4,930)                (27,444)
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Reinvestment of Distributions (10,818 shares) . . . . . . .                  --                      211
--------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) . . . . . . . . . . . . . . . . . .           (138,714)                  7,088
Net Assets:
     Beginning of Period . . . . . . . . . . . . . . . . . . . . .            187,762                 180,674
--------------------------------------------------------------------------------------------------------------
     End of Period (including accumulated net investment
       loss of U.S.$89 and U.S.$41, respectively) . . . . . . . . .  U.S.$     49,048          U.S.$  187,762
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

                                                                                   YEAR ENDED DECEMBER,
                                                      -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS:                          1997           1996           1995           1994           1993
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . .    U.S.$ 19.29    U.S.$ 18.58    U.S.$ 18.57    U.S.$ 27.32    U.S.$ 16.28
-----------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . . . . .              -              -              -              -          (0.07)
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . . . . . .           0.02          (0.04)         (0.03)          0.01           0.03
Net Realized and Unrealized Gain (Loss) on
   Investments . . . . . . . . . . . . . . . . . .         (13.76)          3.57           0.88          (5.15)         14.37
-----------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations . . . . . .          (13.74)          3.53           0.85          (5.14)         14.40
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . .                -              -              -              -          (0.13)
  In Excess of Net Investment Income . . . . . .                -              -              -          (0.02)         (0.03)
  Net Realized Gains . . . . . . . . . . . . . .                -          (2.82)         (0.74)         (3.30)         (0.96)
  In Excess of Net Realized Gains. . . . . . . .            (0.51)             -          (0.10)         (0.29)         (0.17)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions. . . . . . . . . . . . .            (0.51)         (2.82)         (0.84)         (3.61)         (1.29)
-----------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares Issued
    through Rights Offering  . . . . . . . . . .                -              -              -              -          (2.00)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . . .       U.S.$ 5.04    U.S.$ 19.29   U.S.$  18.58    U.S.$ 18.57    U.S.$ 27.32
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . . . .      U.S.$  6.56    U.S.$ 17.50    U.S.$ 17.00    U.S.$ 17.38    U.S.$ 28.00
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . . . . .           (61.09)%        18.92%          2.03%        (25.94)%       103.00%+
  Net Asset Value (1). . . . . . . . . . . . . .           (72.89)%        19.93%          4.33%        (18.87)%        98.28%+
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  . . . . .     U.S.$ 49,048   U.S.$187,762  U.S.$ 180,674  U.S.$ 180,587   U.S.$265,377
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets  . . . .             1.35%          1.29%          1.44%          1.19%          1.60%
Ratio of Net Investment Income (Loss) to
   Average Net Assets. . . . . . . . . . . . . .             0.14%         (0.18)%        (0.14)%         0.05%          0.14%
Portfolio Turnover Rate. . . . . . . . . . . . .              107%            50%            33%            23%            43%
Average Commission Rate (2): . . . . . . . . . .
   Per Share. . . . . . . . . . . . . . . . . . .    U.S.$ 0.0140   U.S.$ 0.0186            N/A            N/A            N/A
   As a Percentage of Trade Amount  . . . . . . .            0.60%          0.63%           N/A            N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------


+ This return does not include the effect of rights issued in connection with the Rights Offering.

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

     The Malaysia Fund, Inc. (the "Fund") was incorporated on March 12, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     Prior to November 1, 1993, pursuant to a memorandum of understanding (the "MOU") with the Malaysian Treasury, the Fund was exempt, contingent on compliance with certain conditions, from payment of Malaysian income tax for a period of eight years which commenced with the establishment of the Fund. Effective November 1, 1993, the MOU was revised and as a result approximately 95% of the Fund's income was exempt from payment of Malaysian income tax of 30% through October 31, 1995. Effective November 1, 1995, all of the Fund's income is subject to Malaysian income tax. Malaysian income tax is included in foreign taxes withheld on the Statement of Operations.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4.   FOREIGN CURRENCY TRANSLATION: The books and    records of the Fund are
     maintained in U.S. dollars. Amounts denominated in foreign currency are
     translated into U.S. dollars at the mean of the bid and   asked prices of
     such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized ap-preciation (depreciation) investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statements of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

5.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:   The Fund may enter into
     forward foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the
     date of default. Risks may also arise from   unanticipated movements in the
     value of a foreign currency relative to U.S. dollars.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7.   SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities, invested in by the Fund, generally will have credit risk equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying
     instruments, however, any loss is limited to the amount of the   original
     investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as
     soon as the Fund is informed of such dividend) net of   applicable
     withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and of the timing of the recognition of gains and losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of
     calculating   net investment income (loss) per share in the financial
     highlights.

B. Morgan Stanley Asset Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of .90% of the Fund's first $50 million of average weekly net assets, .70% of the Fund's next $50 million of average weekly net assets and .50% of the Fund's average weekly net assets in excess of $100 million.

C. Arab-Malaysian Consultant Sdn Bhd (the "Malaysian Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Asset Management Inc. under terms of a contract. Under the contract, the Malaysian Adviser is paid a fee computed weekly and payable monthly at an annual rate of .25% of the Fund's first $50 million of average weekly net assets, .15% of the Fund's next $50 million of average weekly net assets and .10% of the Fund's average weekly net assets in excess of $100 million.

D. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .20% of the Fund's first $50 million of average weekly net assets, .15% of the Fund's next $50 million of average weekly net assets and .10% of the Fund's average weekly net assets in excess of $100 million. In addition, the Fund is charged certain out of pocket expenses by the Administrator. The Chase Manhattan Bank, acts as custodian for the Fund's assets held in the United States.

E. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custody fees are payable monthly based on assets under custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. During the year ended December 31, 1997, the Fund incurred international custodian fees of $153,000 of which $16,000 was payable to the International Custodian at December 31, 1997.

F. During the year ended December 31, 1997, the Fund made purchases and sales totaling $135,503,000 and $147,117,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1997, the U.S. Federal income tax cost basis of securities was $96,327,000 and, accordingly, net unrealized depreci-ation for U.S. Federal income tax purposes was $47,370,000, of which $665,000 related to appreciated securities and $48,035,000 related to depreciated securities. At December 31, 1997, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $9,368,000 available to offset future capital gains which will expire on December 31, 2005. For the year ended December 31, 1997, the Fund expects to defer to January 1, 1998 for U.S. Federal income tax purposes, post-October currency losses of $441,000 and post-October capital losses of $15,365,000.

G. A significant portion of the Fund's net assets consist of Malaysian equity securities and foreign currency. Changes in currency exchange rates will affect the value of and investment income from such investments. Foreign securities may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Foreign securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1997, totaled $9,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1997, the Fund designates $4,684,000 as long-term capital gain at the 28% tax bracket. The Fund also expects to pass through to shareholders foreign tax credits of approximately $695,000. In addition, for the year ended December 31, 1997, gross income derived from sources within foreign countries amounted to $2,476,000.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Malaysia Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Malaysia Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 18, 1998

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect, by instructing Boston Equiserve (the "Plan Agent") in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in Fund shares. Shareholders who do not participate in the Plan will receive distributions in cash.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, non-participants in the Plan will receive cash and the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                         The Malaysia Fund, Inc.
                         Boston Equiserve
                         Dividend Reinvestment and Cash Purchase Plan
                         P.O. Box 1681
                         Boston, MA 02105
                         1-800-730-6001